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                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated April 15, 1999, except as to Note 2 which is as of February 7, 2000, relating to the financial statements, which appears in the Annual Report on Form 10-K of Segue Software, Inc. for the year ended December 31, 2000.


/s/ PricewaterhouseCoopers LLP


Boston, Massachusetts
June 21, 2001